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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each of the undersigned directors of SCG Holding Corporation (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1 and any other applicable form prescribed by the SEC for the registration under said Act of the initial public offering of the common stock of the Company, hereby constitutes and appoints Steve Hanson, James Thorburn and Dario Sacomani, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him and in his name, place and stead and on his behalf, in any and all capacities, to sign such Registration Statement on Form S-1 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-1 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director of the Company, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until August 30, 2000.

      SIGNATURE                         TITLE(S)                     DATE
-------------------------  ----------------------------------  -----------------
/s/ Curtis J. Crawford     Chairman of the Board of Directors  February 17, 2000
-------------------------    of the Company
Curtis J. Crawford

/s/ David Bonderman        Director of the Company             February 17, 2000
-------------------------
David Bonderman

/s/ Richard W. Boyce       Director of the Company             February 17, 2000
-------------------------
Richard W. Boyce

/s/ Justin T. Chang        Director of the Company             February 17, 2000
-------------------------
Justin T. Chang

/s/ William A. Franke      Director of the Company             February 17, 2000
-------------------------
William A. Franke

/s/ Jerome N. Gregoire     Director of the Company             February 17, 2000
-------------------------
Jerome N. Gregoire

/s/ Albert Hugo-Martinez   Director of the Company             February 17, 2000
-------------------------
Albert Hugo-Martinez

/s/ David M. Stanton       Director of the Company             February 17, 2000
-------------------------
David M. Stanton